EMPLOYMENT AGREEMENT


     THIS EMPLOYMENT AGREEMENT ("Agreement") is entered into as of April 21, 2000, by and between Reliable-West Tech, Inc. (hereinafter referred to as the "Company") and Allen O. Woody, III, an individual (hereinafter referred to as "Employee").


                               W I T N E S S E T H


     WHEREAS, the Company has acquired certain assets of Southwestern Services, Inc., trading as SPM Corp. pursuant to the Asset Purchase Agreement of even date herewith (the "Asset Purchase Agreement"); and

     WHEREAS, as part of the Company's purchase of certain assets of SPM Corp., the Company and Employee have agreed to enter into this Employment Agreement; and

         WHEREAS, capitalized terms not defined herein shall have the meanings ascribed to such terms in the Asset Purchase Agreement.

         NOW, THEREFORE, in consideration of the above-mentioned premises, which are incorporated into this Agreement as though fully set forth at length herein, and the mutual promises and covenants of the parties, as hereinafter set forth, the parties agree as follows:

1. Employment. The Company hereby employs Employee as Senior Vice president of Sales and Employee agrees to accept such employment. Employee shall be required to perform such duties as may from time to time be required by the Board of Directors, President or Chief Executive Officer of the Company. Employee hereby warrants and confirms that he is under no contractual commitments, whether written or oral, inconsistent with his obligations as set forth in this Agreement, and that during the term of this Agreement, he shall not render or perform services for any other corporation, firm, entity or person related to the sale of silver or silver related products other than silver bullion.

2.       Compensation.

         (a) As full consideration and compensation, the Company will provide to Employee and Employee agrees to accept from the Company, commencing on the Commencement Date, the following:

                  (i) Employee's gross salary expressed as an annual amount shall be $50,000.00 ("Base Salary"). The Base Salary shall be paid in the same manner as compensation is paid to other employees of the Company.




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                  (ii) Those fringe  benefits which the Company makes  available from time to time generally to the employees of the Company. Notwithstanding the foregoing, the Company may change, add to or discontinue, such fringe benefits from time to time provided it does so for all of its employees.

                  (iii) Employee commission (the "Commission") determined in accordance with Section 3.

                  (iv) An annual bonus in the amount of $1,000.00, payable on or before May 1 during each year of the term of employment.

         (b) All compensation paid to Employee shall be subject to federal, state and local withholding taxes, social security taxes, and all other applicable payroll taxes which Employee is obligated to pay. The Company may also withhold such amounts necessary to provide Employee the benefits described in clause (ii) above, on the same basis and to the same extent as withholding is handled for other employees of the Company.

3. Commission. Employee will receive a Commission payable monthly, within twenty days after the end of each calendar month, on all revenues received by the Company with respect to sales of silver anodes, silver cyanide, and potassium silver cyanide to "New Customers", provided that such sales are originated entirely by Employee. "New Customers" shall mean all customers assigned to Employee by the President or Chief Executive Officer of the Company to which silver anodes, silver cyanide and/or potassium silver cyanide are sold by Employee, except that "New Customers" shall not include those customers who have been sold silver anodes, silver cyanide or potassium silver cyanide by SPM Corp. within the twelve (12) months preceding the date of this Agreement.

         Employee shall also receive commissions on sales of silver grain as mutually determined by the Company and Employee.

         (a) During the "Initial Term" (defined in Section 6) the amount of the Commission shall be equal to the lesser of (i) 13% of the total Fabrication Fees received by the Company from New Customers, or (ii) the amount, if any, by which such Fabrication Fees received by the Company from New Customers exceed fifteen cents per ounce. There shall be no Commissions due with respect to sales in which the Fabrication Fee is 15(cent) an ounce or less.

         (b) If this Agreement is extended, then during each of the first three years following the Initial Term (provided that Employee continues to be employed by the Company), Employee shall receive a Commission, the amount of which (except for the Commission on silver grain), shall be equal to the lesser of (i) 10% of the total Fabrication Fee received by the Company from each New Customer, or (ii) the amount, if any, by which the Fabrication Fee



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received by the Company from each New Customer  exceeds fifteen cents per ounce.
There shall be no Commissions due with respect to sales of silver anodes, silver cyanide and/or potassium silver cyanide in which the Fabrication Fee is 15(cent) per ounce or less. The amount of the Commission on sales of silver grain shall be 10% of the Fabrication fee regardless of whether or not the Fabrication fee is greater than 15(cent) an ounce, provided, however, that no Commission shall be due with respect to any particular sale in which the total revenue received from such sale does not equal or exceed all costs relating to such sale including the 10% commission.

         (c) Employee may audit appropriate records of the Company during the Company's regular business hours, on reasonable advance written notice, to verify that the Commissions are being properly computed and paid.

4.       Duties.  The duties of Employee are as follows:

         (a) As part of Employee's employment Employee shall perform the ordinary duties of a Senior Vice President of a company such as the Company including, but not limited to, selling silver anodes, silver cyanide and potassium silver cyanide.

         (b) It is expressly understood that Employee's employment under this Agreement is not full time and that he may continue to be employed by SPM Corp. or other entities, provided that such other activities of Employee do not (i) materially interfere with the performance of his duties as described herein, or
(ii) constitute a violation of the covenants set forth in Section 7 below.

           It is further understood, however, that all efforts to sell, and sales of silver anodes, silver cyanide and potassium silver cyanide, and silver grain or other silver related products (other than silver bullion) during the term of Employee's employment with the Company (and any sales efforts relating to such products (other than silver bullion) during the "Restriction Period" defined below) , whether pursuant to this Agreement or otherwise, shall be exclusively for the benefit of the Company.

         (c) In performing Employee's duties hereunder, it is understood that Employee may continue to work out of Southwest Virginia at a site acceptable to Employee unless otherwise mutually agreed by the Company and Employee.

5. Reimbursement of Expenses. Employee will be reimbursed for ordinary, necessary and reasonable business expenses actually incurred by Employee in connection with the performance of Employee's duties described herein, provided such expenses fall within the Company's guidelines for expense reimbursement, and provided Employee has obtained all Company approvals for reimbursement required by the Company guidelines and Employee promptly submits to the Company documentation sufficient to substantiate such expenses.



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6.       Term.

         (a) Subject to earlier termination as provided herein, the initial term of Employee's employment with the Company shall be for a period commencing effective April 1, 2000 (the "Effective Date"), and ending March 31, 2003 (the "Initial Term"). Unless, on or before February 1, 2003, either party delivers written notice to the other of its/his intent not to re-new Employee's employment, then the term of Employee's employment shall continue for an extended term beginning April 1, 2003, and ending March 31, 2006, subject to earlier termination as set forth below.

         (b) At the conclusion of each twelve month period during the term (each such period being referred to as a "Term Year" beginning with the Term Year ending March 31 2003, Employee shall have the option to terminate his employment with the Company as provided in Section 6(d).

         (c) At the conclusion of each Term Year beginning with the Term Year ending March 31, 2003, the Company shall have the option to terminate Employee's employment with the Company, without cause, as provided in Section 6 (d), upon the following terms and conditions:

                  (i) If terminated effective the end of the Term Year ending March 31, 2003, the Company shall pay Employee the sum of $150,000, payable in three annual installments of $50,000, payable on or before the first business day in April of calendar years 2003, 2004 and 2005.

                  (ii) If terminated effective the end of the Term Year ending March 31, 2004, the Company shall pay Employee the sum of $100,000, payable in two annual installments of $50,000, payable on or before the first business day in April of calendar years 2004 and 2005.

                  (iii) If terminated effective the end of the Term Year ending March 31, 2005, the Company shall pay Employee the sum of $50,000.00 on or before the first business day in April, 2005.

         (d) For termination to be effective at the conclusion of any Term Year as provided in this paragraph, notice of intention to terminate must be given no later than sixty (60) days prior to the end of the Term Year by the Company to the Employee if the Company desires to terminate, and by Employee to the Company if Employee desires to terminate.

         (e) Notwithstanding any other provision herein to the contrary, the Company shall have the right to terminate the employment of Employee immediately upon written notice to Employee at any time, "For Cause." For purposes of this Agreement "For Cause" shall mean:

     (i) Employee's misappropriation of any funds or properties of the Company or other acts constituting fraud, theft or the acceptance of a bribe or "kick back";



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     (ii)  Conviction of Employee of a felony or Employee's  engaging in conduct involving moral turpitude;

                  (iii) Employee's engaging in conduct constituting (1) willful gross neglect, or (2) willful gross misconduct in carrying out Employee's duties under this Agreement; or

                  (iv) Employee's refusal or failure to perform his obligations hereunder, provided that Employee fails to cure such refusal or failure within ten business days after receipt of written notice thereof.

         In the event that Employee's employment with the Company is terminated For Cause, he shall only be entitled to receive payment of Base Salary through the effective date of termination of employment, and the Commissions payable with respect to Fabrication Fees received by the Company through the effective date of termination of employment.

         (f) In the event that Employee dies or becomes disabled so as not to be able to perform his duties as set forth herein for a period of six consecutive months or for a total of 180 days during any twelve month period, Employee's employment shall terminate effective as of the date of death or the last day of such six month period or the 180th day of disability (as the case may be) and Employee, or his personal representative, as the case may be shall only be entitled to receive payment of Base Salary through the effective date of termination of employment, and the Commissions payable with respect to
Fabrication Fees received by the Company through the effective date of termination of employment.

7.       Confidentiality; Non-Solicitation; Non-Compete.

         (a) Employee agrees that for the longest period permitted by law after the date hereof he shall hold in strictest confidence, and shall not, without the prior written approval of the Company use for the benefit of any party other than the Company or disclose to any person, firm or corporation other than the Company (other than as required by law) any information of any kind relating to the business of the Company except such information as is otherwise publicly available. Without limiting the generality of the foregoing, Employee shall not disclose or use any information pertaining to the business of the Company or any Affiliate, including, but not limited to, profit figures, names of, or relationships with customers or advertisers, or the terms of any contracts to which it or they may be a party.

         Employee shall, at the request of the Company, promptly surrender to the Company or its nominee, upon any termination of his employment hereunder, or at any time prior thereto, any document, memorandum, record, letter, specification or other paper in his possession or under his control relating to the operations, business, customers, or affairs of the Company or its Affiliates.

     (b) During the "Restriction Period" (defined below), Employee shall not (i) directly or indirectly engage or participate, anywhere in the Restricted Area, as an owner, partner,



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shareholder,  consultant,  or (without limitation by the specific enumeration of the foregoing) otherwise, in any business which is engaged in the purchase, sale or fabrication of silver or any silver related products, including, without limitation, silver anodes, silver cyanide, potassium silver cyanide and silver grain, but excluding silver bullion, or (ii) hire, enter into any agreement
with,  or  encourage  or  solicit  any  of  the  Company's  employees,   agents,
consultants, or independent contractors to terminate their relationship with the Company. The Restriction Period shall mean the period commencing on the date hereof and continuing until the third anniversary of the termination of Employee's employment with the Company for any reason. The "Restricted Area" shall mean the continental United States. Notwithstanding the foregoing, in the event that the Company defaults in the payment of any material monetary obligation to Employee herein which is not cured within fifteen days after receipt of written notice thereof, or in the event the Company defaults in the payment of any material monetary obligation from the Company to Southwestern Services, Inc. pursuant to the Asset Purchase Agreement or the Note which is not cured within any applicable grace period, or if there is no stated grace period, within a reasonable time after receipt of written notice thereof, then the Restriction Period shall immediately terminate.

         (c) Employee recognizes that the territorial, time and scope limitations set forth in this Section 7 are reasonable and are required for the protection of the Company, and in the event that any such territorial, time or scope limitation is deemed to be unreasonable by a court of competent jurisdiction, Employee and the Company agree to the reduction of any of said territorial, time or scope limitations to such an area, period or scope as said court shall deem reasonable under the circumstances.

         (d) Employee specifically recognizes that any breach of this Section 7 will cause irreparable injury to the Company and that actual damages may be difficult to ascertain, and in any event, may be inadequate. Accordingly (and without limiting the availability of legal or equitable, including injunctive, remedies under any other provisions of this Agreement), Employee agrees that in the event of any such breach, the Company shall be entitled to injunctive relief in addition to such other legal and equitable remedies that may be available. Employee recognizes that the time limitation in paragraph (b) and the absence of a time limitation in paragraph (a) is reasonable and properly required for the protection of the Company and in the event that such limitation or absence is deemed to be unreasonable by a court of competent jurisdiction, Employee and the Company agree and submit to the imposition of such a limitation as said court shall deem reasonable.

         (e) The obligations imposed by this Section 7 shall survive the expiration or other termination of this Agreement.

     8. Notices. Any and all notices required or desired pursuant to this Agreement shall be in writing and delivered in person or by U.S. certified or registered mail, return receipt requested, postage fully prepaid and addressed as follows:





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To the Company:            Reliable- West Tech, Inc.
                           750 Shames Drive
                            Westbury, New York, 11590
                           Attn: Mandel Sherman

With a copy to:   McLaughlin & Stern, LLP
                           260 Madison Avenue
                           N.Y., N.Y. 10016
                              Attn: Robert M. Weiss

To Employee:               Allen O. Woody
                           5200 Fox Ridge Road S.W.
                           Roanoke, Va. 24014

With a copy to:   Dudley Woody, Esq.
                           Woods Rogers & Hazlegrove, P.L.C.
                           10 South Jefferson Street
                           Ste 1400
                           Roanoke, Va. 24011

Either party shall have the right to change the party and address for notice by giving notice of any change in the manner herein set forth for notices. For purposes of this Agreement, a notice mailed shall be deemed received when mailed and a notice that is hand delivered shall be deemed received when personally delivered.

9.       Set-Off Rights

         Notwithstanding any provision herein to the contrary, during the period commencing on the "Effective Date and continuing until the first anniversary of the Effective Date, the Company shall have the right, but not the obligation, to deduct from the amounts payable to Employee hereunder, (i) any amounts which are not paid to the Company by SPM Corp pursuant to Section 9.7, of the Asset
Purchase Agreement and (ii) the amount of any indemnification liability determined in accordance with the provisions of Article X of the Asset Purchase Agreement (but only after a final arbitrated determination of liability pursuant to Section 10.7 of such Agreement).

10.      Miscellaneous.

         (a) This Agreement may not be modified unless by a subsequent instrument in writing signed by Employee and the Company which specifically states that the purpose of such instrument is to amend this Agreement and such instrument specifically refers to this Agreement.

         (b) It is hereby agreed and acknowledged that this Agreement and the Asset Purchase Agreement constitute and express the entire agreement of the parties with reference to the



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employment  and  remuneration  of  Employee  by the  Company.  All  other  prior promises, undertakings, representations, agreements and understandings with reference to such employment and remuneration are merged into this Agreement and are superseded by this Agreement.

         (c) Any dispute arising out of , relating to or connected with this Agreement shall be finally settled and resolved by arbitration in New York, New York pursuant to the commercial arbitration rules of the American Arbitration Association. Each party shall bear its own costs of such arbitration, provided, however the costs of the arbitrator shall be borne by the party commencing such arbitration proceeding.

         (d) If any provision or provisions of this Agreement shall be held to be invalid, illegal or unenforceable by a judicial court of record, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

     (e) The obligations of Employee hereunder may not be assigned or delegated without the prior written consent of the Company.

         IN WITNESS WHEREOF, the parties have executed this Agreement effective as of the date first written above.


                                            RELIABLE-WEST TECH, INC.


                                            By_______________________________
                                                     Mandel Sherman
                                                     Title:   President


                                            ---------------------------------
                                            Allen O. Woody, III